Exhibit 10.22a

                                                                  EXECUTION COPY

                                 LEASE AGREEMENT

      THIS LEASE AGREEMENT (this "Lease"), is made as of this 21ST day of September, 2005, by JOSEPH H. LACKEY, an individual residing in the state of California ("Landlord"), and ICS ENTERTAINMENT, INC., a Delaware corporation ("Tenant").

      FOR AND IN CONSIDERATION of the mutual covenants and conditions contained herein, the parties hereto do hereby agree as follows:

      1. BASIC LEASE INFORMATION. Each use of the terms capitalized and defined in this Section 1 shall be deemed to refer to, and shall have the respective meanings set forth in, this Section 1.

            1.1   Location.

                  1.1.1 "Land" shall mean that certain parcel of land commonly known as 233 Technology Way, Rocklin, California 95765.

                  1.1.2 "Building" shall mean the office building containing approximately 90,000 rentable square feet located on the Land commonly known as 233 Technology Way, Rocklin, California 95765.

                  1.1.3 "Premises" shall mean that portion of Building located on the 1st and 2nd floors of the Building, presently known as Suite Number 9 thereof.

                  1.1.4 "Project" shall mean the Land and all improvements thereon, including, without limitation, the Building and all Common Areas.

                  1.1.5 "Rentable Area of Premises" shall mean 5760 rentable square feet. The parties stipulate and agree that this square footage measurement is conclusive for all purposes of this Lease. Notwithstanding the foregoing, this measurement shall be subject to adjustment in the event of an expansion of the Premises.

                  1.1.6 "Common Areas" shall mean those certain areas and facilities of the Building that are from time to time provided by Landlord, in its discretion, for the use of tenants of the Building and their employees, clients, customers, licensees and invitees, or for use by the public, which facilities and improvements might include any and all halls, corridors, elevator foyers, vending areas, restrooms, electrical and telephone rooms, mechanical rooms, janitorial areas and other similar facilities of the Building, and any and all grounds, parks, landscaped areas, outside sitting areas, sidewalks, walkways, pedestrian ways, loading docks, non-reserved parking areas, driveways and generally all other improvements located on the Land and designed for use in common by tenants, their employees, clients, customers, licensees and invitees.

            1.2   Occupancy.

                  1.2.1 "Term" shall mean the approximately 27 month period beginning on the Commencement Date and ending at 11:59 P.M. on the Lease Expiration Date, unless this Lease is sooner terminated as provided herein.

                  1.2.2  "Commencement Date" shall mean September 21, 2005.

                  1.2.3  "Lease Expiration Date" shall mean December 31, 2007.

                  1.2.4 "Lease Year" shall mean each twelve (12) month period beginning on the Commencement Date; provided, however, if the Commencement Date is not the first day of the month, the first Lease Year shall commence on the Commencement Date and end on the last day of the twelfth (12th) month thereafter and the second and each succeeding Lease Year shall commence on the first day of the next calendar month.

            1.3   Rent.

                  1.3.1 "Rent" shall mean Base Rent and Additional Rent due from Tenant to Landlord hereunder.

                  1.3.2 "Base Rent" shall mean monthly installments of base rent in the amounts set forth below:

            -----------------------------------------------------
                      Month                     Monthly Base Rent
                      -----                     -----------------
            -----------------------------------------------------
            Commencement Date through
            December 31, 2005                       $ 9,978.00
            -----------------------------------------------------
            January 1, 2006 -
            December 31, 2006                       $10,476.90
            -----------------------------------------------------
            January 1, 2007 -
            December 31, 2007                       $11,000.75
            -----------------------------------------------------

                  1.3.3 "Additional Rent" shall mean all sums other than Base Rent payable by Tenant to Landlord under this Lease, including Tenant's Proportionate Share of CAM and Taxes.

            1.4 "Tenant's Proportionate Share" shall equal a number calculated by dividing the Rentable Area of Premises by the total rentable square footage of the Building as set forth in Section 1.1.2 above.

            1.5   "Tenant's Permitted Uses" shall mean any lawful purpose.

            1.6   Addresses.

                         1.6.1  "Landlord's Address" shall mean:

                                   Joseph Lackey
                                   1964 Camino Verdera
                                   Lincoln, CA 95648

                         1.6.2  "Tenant's Address" shall mean:

                                   ICS Entertainment, Inc.
                                   680 North Lake Shore Drive
                                   Chicago, Illinois 60611
                                   Attention: Sue Shoemaker
                                   Attention: Howard Shapiro, Esq.

            1.7 "Rules and Regulations" shall mean the rules and regulations set forth in Exhibit "A," attached hereto and incorporated herein by this reference.


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

            1.8   Miscellaneous Definitions.

                  1.8.1 "Mortgage" shall mean any mortgage, deed of trust, deed to secure debt, ground lease or other security instrument encumbering the Premises, Building or Project.

                  1.8.2 "Mortgagee" shall mean any mortgagee, trustee, grantee, ground lessor or other holder of a Mortgage.

                  1.8.5 "Tenant's Property" shall mean Tenant's movable fixtures and movable partitions, telephone and other equipment, computer systems, trade fixtures, inventory, furniture, furnishings and other items of personal property.

                  1.8.6  "Prohibited  Uses"  shall mean the use of the  Premises
for  the  purposes  of  storing,   manufacturing,  or  selling  any  explosives,
flammables or other inherently dangerous substance, chemical or device.

                  1.8.7 "Legal Requirements" shall mean all present and future federal, state and local laws, orders, statutes, requirements and ordinances, all building, plumbing, electrical, fire and other codes and rules and regulations of governmental entities, and any laws of like import, which are applicable to the Premises, Building or Project, or the maintenance, use or occupation thereof, including, the Americans with Disabilities Act (title "ADA") and all regulations and orders promulgated pursuant to the ADA.

      2. PREMISES AND TERM. Landlord hereby demises and leases the Premises to Tenant and Tenant hereby accepts and leases the Premises from Landlord for the Term. During the Term, Tenant shall have the right to use the Common Areas in common with others and in accordance with this Lease and the Rules and Regulations, including the non-exclusive use of not more than fourteen (14) parking spaces located in the parking areas provided that Tenant shall not use those parking spaces located directly in front of other tenant's leased premises.

      3.    BASE RENT AND ADDITIONAL RENT.

            3.1 Payment of Rent. Tenant shall pay to Landlord, without notice, in lawful money of the United States of America, at Landlord's Address, or at such other place as Landlord shall designate in writing from time to time: (a) Base Rent, in equal monthly installments in advance on the first day of each calendar month during the Term; and (b) Additional Rent, at the times and in the amounts set forth in this Lease. If the Term of this Lease shall commence other than on the first day of the month, or if the Term of this Lease shall end other than on the last day of the month, the Base Rent for such month shall be pro-rated at the then current monthly Base Rent and shall be payable, in the case of termination hereof, in advance or the first day of the month in which the termination of the Lease occurs.

            3.2 Late Fees. All installments of Rent, and all other amounts of money payable by Tenant to Landlord under this Lease, if not received by Landlord within five (5) days after written notice, shall be subject to a late fee equal to five percent (5%) of the amount past due.

            3.3 Common Area Maintenance Charges. For the purposes of this Lease, the term "CAM" shall mean all expenses and disbursements which Landlord incurs in connection with the maintenance of the Common Areas, determined in accordance with generally accepted accounting principles consistently applied, including the following:


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

                  3.3.1 All supplies and materials used in the operation, maintenance, repair, replacement and security of the Building and Common Areas;

                  3.3.2 The cost of all electricity, water and other utilities serving the Common Areas;

                  3.3.3 The cost of any insurance or insurance related expense applicable to the Building and the Common Areas;

                  3.3.4 The cost of repairs and general maintenance of the Common Areas (including light bulbs and glass breakage; the redecorating, repainting, recarpeting and other such work in any Common Areas; trash removal; janitorial service; basic HVAC maintenance; grounds maintenance; alarm services; window cleaning; parking areas and landscaping), whether performed by Landlord or pursuant to service or maintenance contracts with independent contractors;

There are specifically  excluded from the definition of the term "CAM" expenses:
(a) for capital improvements made to the Building or Project except for items which, though capital for accounting purposes, are properly considered routine maintenance and repair items, such as painting of Common Areas and the like; (b) for repair, replacement and general maintenance paid by proceeds of insurance or by Tenant or other third parties and alterations or repairs attributable solely to tenants of the Building other than Tenant; (c) for interest, amortization or other payments on loans to Landlord; (d) for depreciation of the Building; (e) for leasing commissions; (f) for legal expenses with respect to disputes with individual tenants and negotiation of tenant leases; (g) for renovating or otherwise improving space for particular occupants of the Building or vacant space in the Building; (h) for federal income taxes imposed on or measured by the income of Landlord from the operation of the Building; (i) the cost of electric service to the premises of tenants (including Tenant), which electric service shall be separately metered and paid directly by such tenants (including Tenant).

            3.4 Taxes. The term "Taxes" shall mean all real property taxes and assessments, whether federal, state, county or municipal, attributable to the Building and the Project (or their operation) (excluding, however, federal and state taxes on income), and any expenses, including reasonable fees and disbursements of attorneys, incurred by Landlord in contesting any taxes or assessments of all or any part of the Project.

            3.5 Payment of CAM and Taxes. Tenant shall pay as Additional Rent for each Lease Year, Tenant's Proportionate Share CAM and Taxes as and when specified below.

            3.6 Estimates of CAM and Taxes. Prior to the actual determination of CAM and Taxes for any Lease Year, Landlord may, if it so elects, estimate the amount of such CAM and Taxes that will be paid or incurred in such year and require Tenant to pay estimated CAM and Taxes on a quarterly basis throughout the Lease year by giving Tenant written notice of the amount of such estimated amounts and the amount of such estimate that will be due each quarter from Tenant. Landlord shall then give Tenant a written bill for such estimated CAM and Taxes no less than thirty (30) days prior to each quarterly due date. In such event, Tenant shall, subsequent to receipt of such written notice, pay quarterly Tenant's Proportionate Share of such excess at the same time and in the same manner as Base Rent is due from Tenant hereunder.

            3.7 Annual Reconciliation. An annual statement (the "Statement") of CAM and Taxes shall be prepared by Landlord and provided to Tenant along with reasonable supporting documentation for the amounts contained therein. If the total amount Tenant actually paid for estimated CAM and Taxes is less than Tenant's Proportionate Share of the Taxes, Tenant shall pay to Landlord as


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

Additional Rent in one lump sum the difference between the total amount actually paid by Tenant for Lease Year and the amount of Tenant's Proportionate Share of CAM and Taxes; this lump sum payment shall be made within thirty (30) days after receipt of the Statement; or if the total amount Tenant actually paid for CAM and Taxes is more than Tenant's Proportionate Share of CAM and Taxes, then Landlord shall, at its option: (a) credit such amount against the next monthly installment of Rent; or (b) remit the excess to Tenant within thirty (30) days after the issuance of the Statement. Landlord shall have the right to modify any Statement after such Statement has been delivered to Tenant to correct any errors or reflect any new information received by Landlord with respect to CAM or Taxes shown on such Statement by delivery to Tenant of a revised statement (the "Revised Statement"), and if such Revised Statement shows an amount due from Tenant to Landlord, or a refund due from Landlord to Tenant, Tenant shall pay, or Landlord shall refund, such additional amount in accordance with this
Section 3.7.

            3.8 Prorations. If the Commencement Date is other than January 1 or if the Lease Expiration Date is other than December 31, Tenant's Proportionate Share of Taxes for such year shall be prorated based upon a thirty
(30) day month. Even if the Term has expired, and Tenant has vacated the Premises when the final determination is made of Tenant's Proportionate Share of Taxes for the year in which this Lease expires, Tenant shall pay any increase due over the estimated amount paid and conversely any overpayment made shall be rebated by Landlord to Tenant, all as specified above. The provisions of Section 4 shall survive the expiration or earlier termination of this Lease.

      4. USE OF PREMISES. Tenant shall use the Premises solely for Tenant's Permitted Uses. Tenant shall not use the Premises for any Prohibited Uses or illegal purpose, or violate any Legal Requirements, or do any act in or about the Premises, or bring anything onto or in the Premises or the Building which will in any way increase the rate of insurance on the Premises or the Building, deface or injure the Premises or the Building or overload the floor of the Premises.

      5.    COMPLIANCE WITH LAWS.

            5.1   Landlord's Compliance. During the Term of this Lease, Landlord shall comply with (or cause to be complied with) all Legal Requirements. Landlord shall be responsible for making any modifications to the Project and Building, including the Common Areas, required pursuant to any Legal Requirements except as otherwise expressly stated herein. Unless Tenant is responsible for such costs as set forth elsewhere in this Lease, the costs of compliance with Legal Requirements by Landlord and any modifications to the Project and/or the Building made by Landlord pursuant to the provisions of this Section shall be at Landlord's expense.

            5.2 Tenant's Compliance. Tenant shall comply with all Legal Requirements regarding the Premises. In addition, Tenant shall be responsible for making any modifications to the Premises if such modifications are necessary to comply with any Legal Requirements that arise as a result of Tenant's specific use of the Premises.

            5.3 Mutual Indemnity. Landlord shall indemnity, defend and hold Tenant harmless from and against any claims, losses or causes of action arising out of Landlord's failure to comply with the provisions of Section 5.1 above. Tenant shall indemnify, defend and hold Landlord harmless from and against any claims, losses or causes of action arising out of Tenant's failure to comply with the provisions of Section 5.2 above. The indemnities set forth in this Section shall survive the expiration or earlier termination of this Lease.

      6. STANDARD SERVICES TO TENANT. Landlord shall provide, as Landlord reasonably deems necessary, subject to Legal Requirements and limitations contained in any


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

governmental   controls  now  or  hereafter  imposed,  or  "Force  Majeure"  (as hereinafter defined) and subject to cessation for reasonable necessity, the following services:

            6.1 HVAC. Heated and chilled water or other heating/cooling medium to the Premises for use in the heat pump system installed in the Premises as necessary within temperature ranges for normal office use.

            6.2 Electricity. The Premises are equipped with a separate meter to monitor the amount of electricity used to operate the lights and any equipment, machinery or other items connected to the power outlets in the Premises, as well as the HVAC system serving the Premises. The cost of all electricity furnished to the Premises will be billed to Tenant directly from the utility company furnishing such electricity. Tenant will not use any equipment which in Landlord's reasonable opinion will overload the wiring installations or interfere with the reasonable use thereof by other users in the Building.

            6.3 Other Utilities. Tenant shall pay for all water, sewer, gas, telephone and other service and utilities used by Tenant on the Premises unless otherwise expressly agreed to in writing by Landlord. In the event that any such utility to the Premises is not separately metered, Landlord shall pay the amount due and separately invoice Tenant for Tenant's Proportionate Share of the charges. Any such invoice shall including reasonable supporting documentation of the charges set forth therein. Tenant shall reimburse Landlord for any such amounts as Additional Rent within fifteen (15) days of the receipt of such an invoice.

      7.    REPAIRS.

            7.1 Repairs by Landlord. Landlord shall repair and maintain all Common Areas of the Project and the structural portions of the Building, including without limitation the roof, mechanical systems, basic plumbing, air conditioning, heating and electrical systems, unless the condition requiring such maintenance is caused by the willful act or gross negligence of Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay Landlord the reasonable cost of such maintenance or repairs. Landlord shall have no obligation to replace or repair Tenant's Property.

            7.2 Repairs by Tenant. With the exception of those items set forth in this Lease that are required to be repaired by Landlord, Tenant shall, at its sole cost and expense, make all repairs which are reasonably necessary to keep the Premises in good condition and repair, except for ordinary wear, loss by fire or other casualty and Condemnation.

      8.    LANDLORD'S RIGHT TO ENTER PREMISES.

            8.1 Landlord's Right to Enter to Make Repairs and Provide Services. Landlord and its agents, employees and independent contractors shall have the right to enter the Premises at any time in the event of an emergency (in such event of emergency, Landlord shall have the right to use any means that Landlord may deem reasonably necessary to open the doors in and to the Premises), and at reasonable times during normal business hours upon at least two (2) days prior written notice in all other cases to perform maintenance and make repairs, additions, alterations and improvements that are required by this Lease, to provide the services to be provided by Landlord under this Lease, to post notices of non-responsibility (where applicable) and to inspect the Premises to ascertain that Tenant is complying with all of its covenants and obligations hereunder.

            8.2 Condition of Entry. Landlord and its agents, employees, and independent contractors agree to use reasonable efforts to minimize any interference with Tenant's business caused by any entry pursuant to Section 8.1 above.


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

      9.    ALTERATIONS.

            9.1 Tenant's Alterations. Tenant may make alterations without Landlord's consent in the case that those alterations: (a) are decorative; (b) are not structural, excluding alterations to walls, windows and doors; (c) cost less than Ten Thousand and 00/100 Dollars ($10,000) per project. All other alterations to the Premises shall be made with the consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

            9.2 Manner of Alterations. All alterations shall be performed: (a) in a good and workmanlike manner and free from defects and (b) in compliance with all Legal Requirements, the terms of this Lease and all construction procedures and regulations then prescribed by Landlord.

            9.3 Removal of Tenant's Property. Tenant's Property shall remain the property of Tenant and Tenant may remove the same at any time on or before the Lease Expiration Date. To the extent requested by Landlord at least 30 days prior to the Lease Expiration Date, Tenant shall remove any alterations performed by Tenant from the Premises on or before the Lease Expiration Date, ordinary wear and tear excepted. Tenant shall repair and restore, in a good and workmanlike manner, any damage to the Premises or the Building caused by Tenant's removal of any alterations or Tenant's Property, and, upon default thereof, Tenant shall reimburse Landlord for Landlord's cost of repairing and restoring such damage. Any alterations or Tenant's Property not so removed shall be deemed abandoned, and Landlord may remove and dispose of same in any manner it deems proper, in its sole discretion, and repair and restore any damage caused thereby, at Tenant's cost. Tenant's obligations under this Section 9.3 shall survive the expiration or earlier termination of this Lease.

      10. ASSIGNMENT AND SUBLETTING. Tenant shall not assign, sublet, mortgage or otherwise encumber this Lease, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld, delayed or conditioned. The consent by Landlord to an assignment shall not be construed to relieve Tenant from obtaining the consent of the Landlord to any further assignment. Notwithstanding anything to the contrary contained within this
Section 10, Tenant may assign this Lease or sublet all or a portion of the Premises without Landlord's prior written consent (a) to any corporation with which Tenant is merged or consolidated, (b) to any person, corporation or other entity to which substantially all of Tenant's assets or common stock are transferred or (c) to any person, corporation, or other entity that controls, or is controlled by, or is under common control with Tenant.

      11.   EMINENT DOMAIN.

            11.1 Condemnation of Building. In the event the whole or substantially the whole of the Building or the Premises are taken or condemned by eminent domain or by any conveyance in lieu thereof (such taking, condemnation or conveyance in lieu thereof being hereinafter referred to as "Condemnation"), the Term shall cease and this Lease shall terminate on the earlier of the date the condemning authority takes possession or the date title vests in the condemning authority.

            11.2 Inability to Restore. In the event any portion of the Building shall be taken by Condemnation (whether or not such taking includes any portion of the Premises), which taking, in Landlord's reasonable judgment, is such that the Building cannot be restored in an economically feasible manner for use substantially as originally designed, then Landlord shall have the right, at Landlord's option, to terminate this Lease, effective as of the date specified by Landlord in a written notice of termination from Landlord to Tenant.


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

            11.3 Condemnation of Premises. In the event that a portion, but less than substantially the whole, of the Premises shall be taken by
Condemnation, then this Lease shall be terminated as of the date of such Condemnation as to the portion of the Premises so taken, and, unless Landlord exercises its option to terminate this Lease pursuant to Section 11.2, this Lease shall remain in full force and effect as to the remainder of the Premises. If a Condemnation shall result in a taking of less than all of the Project, and in Tenant's reasonable judgment such Condemnation shall render the Premises untenantable or unsuitable for Tenant's current use of the Premises (including as to the availability of adequate parking for Tenant's use of the Premises), Tenant shall have the right to terminate this Lease forthwith upon written notice to Landlord given no later than thirty (30) days after the date such Condemnation occurred. In the event of such a termination, all Base Rent paid in advance shall be apportioned as of the date the Condemnation occurred and refunded to Tenant, as appropriate. All amounts due for Taxes shall be apportioned as of the date the Condemnation occurred.

            11.4 Apportionment of Rent. In the event of termination of this Lease pursuant to the provisions of Section 11.1 or Section 11.2, the Rent shall be apportioned as of such date of termination; provided, however, that those provisions of this Lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof.

            11.5 Award. All compensation awarded or paid upon a Condemnation of any portion of the Project shall belong to and be the property of Landlord without participation by Tenant, Nothing herein shall be construed, however, to preclude Tenant from prosecuting any claim directly against the condemning authority for moving expenses and damage to, and cost of removal of, Tenant's Property.

      12.   DESTRUCTION OR DAMAGE TO PREMISES OR BUILDING.

            12.1 Tenant's Termination Right. If the Premises are damaged by fire, casualty or structural defect so that the Premises, in Tenant's reasonable judgment, cannot be used of Tenant's current or intended use thereof, or if the Building shall be partially damaged that Tenant is deprived of reasonable access to the Premises or as a result of the damage or any other occurrence which is beyond Tenant's reasonable control renders the Premises, or any appurtenance thereto, inoperable or unfit for Tenant's occupancy or current or intended use in whole or in part, then Tenant shall have the right to terminate this Lease by giving notice (the "Termination Notice") to Landlord not later than ninety (90) days following the date that the damage occurred. If Tenant delivers a Termination Notice, this Lease shall be deemed to have terminated in the manner set forth in Section 12.3 below.

            12.2 Restoration. If the Premises are damaged by fire or other casualty, or if the Building and the Tenant does not elect to terminate the Lease pursuant to Section 12.1 above, the damage shall be repaired by Landlord, at Landlord's cost, to substantially the condition of the Premises prior to the damage. Until the restoration of the Premises is substantially completed or would have been substantially completed but for delays caused by Tenant, the Rent shall be reduced beginning on the date the damage occurred in the proportion by which the area of the part of the Premises which is not usable (or accessible) and is not used by Tenant bears to the Rentable Area of Premises.

            12.3 Effect of Termination. If this Lease is terminated by Tenant pursuant to Section 12.1 above: (a) the Term shall expire upon the thirtieth
(30th) day after notice of such termination is given; (b) Tenant shall vacate the Premises and surrender the same to Landlord; (c) Tenant's liability for Rent shall cease as of the date of the damage; (d) any prepaid Rent for any period after the date of the damage shall be promptly refunded by Landlord to Tenant; and (e) those provisions of this Lease which are expressly stated to survive expiration or earlier termination of this Lease shall survive.

      13.   INDEMNIFICATION.

            13.1 Tenant's Indemnity. Except as to property damage covered by the waiver of subrogation set forth in Section 14.4 of this Lease, Tenant hereby indemnifies Landlord from, and agrees to hold Landlord harmless against, any and all liability for any loss, injury or damage (collectively, a "Loss") incurred by Landlord, including, without limitation, all costs, expenses, court costs and reasonable attorneys' fees imposed on Landlord by any person whomsoever, caused by or resulting from the gross negligence or willful misconduct of Tenant, its employees, agents or contractors as it pertains to the Premises.

            13.2 Landlord's Indemnity. Except as to property damage covered by the waiver of subrogation set forth in Section 14.4 of this Lease, Landlord hereby indemnifies Tenant from, and agrees to hold Tenant harmless against, any and all Losses incurred by Tenant, caused by or resulting from the gross negligence or willful misconduct of Landlord or its employees, agents or contractors.

            13.3 Survival of Indemnities. The provisions of this Section 13 shall survive the expiration or earlier termination of this Lease.

      14.   INSURANCE.

            14.1 Landlord's Insurance. Landlord shall obtain and keep in force during the Term of this Lease the following insurance:

                  14.1.1 An insurance policy or policies of Special Form (all risk) coverage, covering loss or damage to the Project and the Common Areas, as well as all improvements thereto, and the structural improvements to the Premises.

                  14.1.2 Commercial General Liability Insurance pertaining to the Project and the Common Areas, and bodily injuries, death and property damage arising or occurring therein.

                  14.1.3 Such other insurance in such amounts and with such policy provisions as it shall deem necessary or appropriate.

            14.2 Tenant's Insurance. During the Term of this Lease, Tenant, at its sole cost and expense, shall carry and maintain the following occurrence policies of insurance unless with insurance companies licensed or authorized to do business in the State in which the Premises are located, insuring Landlord and Tenant and any Mortgagee, if requested by Landlord, and shall deliver to Landlord a certificate of insurance evidencing such coverage both prior to taking possession of the Premises and annually thereafter.

                  14.2.1 Property insurance covering Tenant's Property located in the Premises in an amount determined by Tenant of all items.

                  14.2.2 Commercial General Liability Insurance with limits of no less than $1,000,000 combined single limit coverage of bodily injury, property damage or combination thereof.

The Commercial General Liability Insurance shall name Landlord and Mortgagee, if any, as additional insureds. All insurance required by this Section 14.2 shall provide for ten (10) days' prior written notice to Landlord before any modification or termination of said insurance.

            14.3 Increased Insurance Costs. Tenant shall reimburse Landlord for any increase in the cost of any of Landlord's insurance pertaining to the Project if said increase is caused by or results from Tenant's use or occupancy of the Premises, the breach of this Lease by Tenant or the acts, omissions or gross negligence of Tenant, its employees, officers, agents or contractors.

            14.4 Waiver of Subrogation. Landlord and Tenant shall each have included in all policies of property insurance, obtained by them covering the Premises, the Building and contents therein, a waiver by the insurer of all right of subrogation against the other in connection with any loss or damage thereby insured against. Any additional premium for such waiver shall be paid by the primary insured. To the full extent permitted by law, Landlord and Tenant each waives all right of recovery against the other (and any officers, directors, partners, employees, agents and representatives of the other), and agrees to release the other from liability, for loss or damage to the extent such loss or damage is covered by valid insurance, in effect covering the party seeking recovery at the time of such loss or damage or would be covered by the insurance required to be maintained under this Lease by the party seeking recovery. If the release of either party, as set forth above, should contravene any law with respect to exculpatory agreements, the liability of the party in question shall be deemed not released but shall be secondary to the liability of the other's insurer.

            14.5 Evidence of Insurance. On or before the Commencement Date and, thereafter, prior to the expiration of the insurance policy in question, Tenant shall deliver to Landlord a certificate of insurance issued by the insurer or its agent, together with evidence satisfactory to Landlord of the payment of all premiums for such policy, as to each policy of insurance required to be maintained by Tenant under this Lease.

      15. SUBORDINATION AND ATTORNMENT. This Lease is subject and subordinate to the lien or security title of any presently existing or hereafter created Mortgage, and to all existing recorded restrictions, covenants, easements and agreements with respect to the Project, or any part thereof, and all renewals, extensions, amendments, modifications and restatements thereof. The subordination created hereby is self-operative and no further instrument shall be required to effect such subordination of this Lease. Nevertheless, Tenant agrees to execute such documents as Landlord may reasonably request to evidence and memorialize such subordination. If the interest of Landlord under this Lease shall be transferred by reason of exercise of a power of sale, foreclosure or other proceeding for enforcement of any Mortgage, Tenant shall be bound to the transferee (hereinafter referred to as the "Purchaser"), at the option of the Purchaser, under the terms, covenants and conditions of this Lease for the balance of the Term remaining, and any extensions or renewals, with the same force and effect as if the Purchaser were the "landlord" hereunder, and, if requested by the Purchaser, Tenant shall attorn to such Purchaser and agrees to be bound and obligated hereunder to the Purchaser as the "landlord" under this Lease. The foregoing provisions are self-operative and require no further instruments to give effect thereto; provided, however, that Tenant shall promptly execute and deliver any instrument that such Purchaser may reasonably request: (a) evidencing such attornment; (b) setting forth the terms and conditions of Tenant's tenancy; and (c) containing such other terms and conditions as may be required by such Purchaser, provided such terms and conditions do not increase the Rent of otherwise increase or adversely affect Tenant's obligations hereunder or adversely affect Tenant's rights under this Lease.

      16. DEFAULT. The occurrence of any of the following shall constitute an event of default hereunder by Tenant (each, an "Event of Default");

            16.1 Failure to Pay Rent. The Rent payable under this Lease (including any Additional Rent) or any sum of money due hereunder is not paid when due, and such failure to pay continues for more than fifteen (15) days after written notice thereof from Landlord to Tenant

            16.2 Other Defaults. Tenant fails to observe, perform and keep each and every one of the other covenants, agreements, provisions, stipulations and conditions contained in this Lease to be observed, performed and kept by Tenant, including, without limitation, the Rules and Regulations, and, unless otherwise specified herein, such failure continues for thirty (30) days after notice from Landlord to Tenant requiring that Tenant correct such failure; provided, however, that in the event any such failure is not reasonably susceptible of cure within such thirty (30) day period, Tenant shall have a reasonable time to cure such failure, provided Tenant commences cure as soon as is reasonably possible, and prosecutes such cure diligently to completion.

      17.   REMEDIES.

            17.1 Landlord's Remedies. Upon the occurrence and during the continuance of an Event of Default, Landlord may terminate this Lease by notice in writing to Tenant (such termination to be effective forthwith, or on a later date stated in said notice, if any), and if possession of the Premises is not surrendered by Tenant, Landlord may enter into and upon the Premises or any part thereof in the name of the whole and repossess the same. In addition to the foregoing remedies, Landlord shall have any other right or remedy available to Landlord on the account of any Event of Default that has occurred and is continuing to the extent that such other remedies as are available at law or in equity. The exercise by Landlord of any one or more of the rights and remedies provided in this Lease shall not prevent the subsequent exercise by Landlord of one or more of the other rights and remedies herein provided. Notwithstanding anything to the contrary provided herein, Landlord shall use reasonable efforts to mitigate any damages its suffers as a result of the occurrence and continuance of an Event of Default hereunder.

            17.2 Survival. The foregoing provisions of this Section 17 shall survive the expiration or earlier termination of this Lease and shall apply to any renewal or extension of this Lease.

      18. QUIET ENJOYMENT. Landlord covenants that it has the full right and authority to enter into this Lease and that Tenant, while paying Rent and performing its other covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or disturbance from Landlord, subject to the terms and provisions of this Lease.

      19. SURRENDER OF PREMISES. At the expiration or any earlier termination of this Lease, Tenant shall peacefully vacate and surrender the Premises and keys thereto to Landlord in good order, broom clean and in the same condition as at commencement of the Term (including the removal of any alterations in accordance with the provisions of Section 9.3), ordinary wear and tear, loss by fire or other casualty and Condemnation excepted.

      20. HOLDING OVER. Should Tenant continue to hold the Premises after the expiration or earlier termination of this Lease, such holding over, unless otherwise agreed to by Landlord in writing, shall constitute and be construed as a tenancy at sufferance and not a tenancy at will, at monthly installments of Rent equal to one hundred fifty percent (150%) of the monthly portion of Base Rent in effect as of the Lease Expiration Date or date of earlier termination, as the case may be, and, subject to all of the other terms, charges and expenses set forth herein. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend or renew the Term except as otherwise expressly provided in a written agreement executed by both Landlord and Tenant. The provisions of this Section 20 shall survive the expiration or earlier termination of this Lease.

      21. NOTICES. Except for legal process, which may also be served as by law provided any notice or communication required or permitted hereunder shall be in writing and shall be sent either by: (a) personal delivery service with charges therefor billed to shipper; (b) nationally recognized overnight delivery service (such as Federal Express, United Parcel Service, Airborne, etc.) with charges therefor billed to shipper, or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested. Any notice or communication sent as above provided shall be deemed given or delivered: (i) upon receipt, if personally delivered (provided delivery is confirmed by the courier delivery service); (ii) on the date of delivery by any nationally recognized overnight delivery service; or (iii) if sent by United States Mail, on the date appearing on the return receipt therefor, or if there is no date on such return receipt, the receipt date shall be presumed to be the postmark date appearing on such return receipt. Any notice or communication which cannot be delivered because of failure to provide notice of a change of address as herein provided or for which delivery is refused shall be deemed to have been given and received on the date of attempted delivery. Any notice or communication required or permitted hereunder shall be addressed to Landlord at Landlord's Address and to Tenant at Tenant's Address, or at such other addresses as Landlord or Tenant may have designated by notice to the other given as provided above.

      22.   AGENCY DISCLOSURE.

            22.1 Brokers. Landlord and Tenant each represent and warrant that there are no claims for brokerage commissions or finder's fees in connection with the execution of this Lease and each of the parties agrees to indemnify the other against and hold it harmless from all liabilities arising from any such claim (including without limitations, the cost of counsel fees in connection therewith) of any broker engaged by such party.

            22.2 Survival. The provisions of this Section 22 shall survive the expiration or earlier termination of this Lease.

      23. TAXES PAYABLE BY TENANT. Tenant covenants and agrees to be liable for and pay in a timely manner all taxes and assessments levied or assessed against Tenant's Property.

      24. SIGNAGE. Landlord agrees that Tenant's name shall be initially listed on the Building directory at no cost or expense to Tenant. Tenant shall not place any signs, decals or other materials upon the windows or suite doors of the Premises, nor on the exterior walls of the Premises without the prior written consent of Landlord, not to be unreasonably, withheld, conditioned or delayed.

      25. AUTHORITY. Landlord and Tenant each hereby represent to the other party that it has capacity and authority to enter into this Lease.

      26. RULES AND REGULATIONS. Landlord may hereafter, from time to time, adopt and promulgate additional rules and regulations for the government and management of the Building as Landlord may reasonably determine to be necessary and all such additional rules and regulations shall be deemed to be part of the Rules and Regulations. During the Term of this Lease, Tenant shall at all times comply with the Rules and Regulations and shall ensure compliance with the Rules and Regulations by Tenant's employees, agents, contractors, customers and visitors. Landlord agrees that all such Rules and Regulations shall be non-discriminatory in substance and in application to the tenants of the Building. In the case of any conflict between the Rules and Regulations established by Landlord and this Lease, the provisions of this Lease shall control. Landlord hereby represents and warrants that the prior tenant of the Premises, Internet Commerce Services, Inc., was in compliance at all times with the Rules and Regulations.

      27.   MISCELLANEOUS.

            27.1 Landlord and Tenant. "Landlord" as used in this Lease shall include the first party named in this Lease, and its representatives, assigns and successors in title to the Premises.

"Tenant" shall include the second party named in this Lease, and his, hers or its heirs and representatives, and if this Lease shall be validly assigned or sublet, shall include also Tenant's assignees or subtenants, as to the portion of the Premises covered by such assignment or sublease.

            27.2 Terminology. Words of any gender used in this Lease shall be held and construed to include any other gender and words in the singular number shall be held to include the plural, unless the context otherwise requires.

            27.3 Successors. The terms, provisions, covenants and conditions contained in this Lease shall apply to, inure to the benefit of and be binding upon the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns.

            27.4 Captions. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

            27.5 No Modification. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

            27.6 Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future Legal Requirements effective during the Term, then and in that event it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that, in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and that is legal, valid and enforceable.

            27.7 Time of Essence. Time is of the essence of this Lease and all of its provisions.

            27.8 Entire Agreement. This Lease and the Exhibits attached hereto set forth the entire agreement between the parties and all prior negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant regarding the subject matter of this Lease.

            27.9 Governing Law. This Lease shall be governed by and construed under the laws of the State of California. Should any provision of this Lease require judicial interpretation, Landlord and Tenant hereby agree and stipulate that the court interpreting or considering same shall not apply the presumption that the terms hereof shall be more strictly construed against a party by reason of any rule or conclusion that a document should be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all parties hereto have participated in the preparation of this Lease and that each party had full opportunity to consult legal counsel of its choice before the execution of this Lease.

            27.10 No Waiver. No Event of Default or provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing and signed by Landlord. No custom or practice which may develop between the parties in connection with the terms of this Lease shall be construed to waive or lessen Landlord's right to insist upon strict performance of the terms of this Lease without a written notice thereof to Tenant.

            27.11 Force Majeure. Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, the applicable party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to "Force Majeure," which term shall include strikes, riots, acts of God, war, terrorism, bioterrorism or governmental laws, regulations and restrictions, or any other cause of any kind whatsoever which is beyond the reasonable control of such party.

            27.12 Memorandum of Lease. At the request of either party, a memorandum of lease with respect to this Lease will be recorded, at the requesting party's expense, in the office of the recorder for Placer County, California for the purpose of giving record notice of the existence and term of this Lease.

            27.14 Performance of Landlord's Obligations. If Landlord fails to perform its obligations and covenants hereunder, and if such failure to perform continues for fifteen (15) days after written notice from Tenant to Landlord, Tenant may, but shall not be obligated to, perform such obligations and Landlord shall reimburse Tenant for any expenditures of Tenant related to such performance within ten (10) days of receipt of an invoice from Tenant for the same. Until Landlord fully reimburses Tenant for such expenditures, Tenant may setoff such costs against any Rent payable under this Lease until Tenant shall have fully recovered its expenditures relating to such performance.

            27.15 Interest. Any amounts past due under this Lease to Landlord or Tenant that remain past due for more than ten (10) days after written notice to the delinquent party indicating that such amounts are past due shall accrue interest at a rate equal to the lesser of twelve percent (12%) per annum or the highest interest rate then permitted under applicable law. The delinquent party shall pay such interest charges along with the payment of the past-due amount.

            27.16 Estoppel Certificate. Upon Landlord's request, Tenant shall execute and deliver to Landlord, within fifteen (15) days after Tenant's receipt of such request a statement in writing, in a form generally consistent with the requirements of institutional lenders and prudent purchasers, certifying: (i) that this Lease is in full force and effect and unmodified (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications); (ii) the dates to which the Rent has been paid;
(iii) that, to the knowledge of Tenant, Landlord is not then in default under this Lease; and (iv) such other matters as may be reasonably requested by Landlord.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.


                                           TENANT:

                                           ICS ENTERTAINMENT, INC.,
                                           a Delaware corporation


                                           By: /s/ ICS Entertainment, Inc.
                                               ---------------------------------
                                           Name:
                                           Title:

                                           LANDLORD:

                                           JOSEPH H. LACKEY, an individual
                                           residing in the state of California


                                           By: _________________________________
                                               Joseph H. Lackey


                        [Signature Page to Rocklin Lease]

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

                                           TENANT:

                                           ICS ENTERTAINMENT, INC.,
                                           a Delaware corporation


                                           By: /s/ ICS Entertainment, Inc.
                                               ---------------------------------
                                           Name:
                                           Title:

                                           LANDLORD:

                                           JOSEPH H. LACKEY, an individual
                                           residing in the state of California


                                           By: /s/ Joseph H. Lackey
                                               ---------------------------------
                                               Joseph H. Lackey


                        [Signature Page to Rocklin Lease]

                                   EXHIBIT "A"

                              RULES AND REGULATIONS


To be provided to Tenant by Landlord within three (3) days of the Commencement Date.